Tax - Schedule of Per Share Effect of the Tax Holiday (Details) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Schedule of Per Share Effect of the Tax Holiday [Abstract]
Tax holiday amount (in Dollars)	$ 132	$ 846
Effect of tax holiday on basic net income per share	$ 0	$ 0.02
Effect of tax holiday on diluted net income per share	$ 0	$ 0.02